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                                                                   EXHIBIT 10.8

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                              SERVICING AGREEMENT



                   IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.


                                      AND


                    IMPERIAL COMMERCIAL CAPITAL CORPORATION



                         DATED AS OF FEBRUARY 5, 1997



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

                              SERVICING AGREEMENT

          This SERVICING AGREEMENT (THE "AGREEMENT"), dated as of February 5, 1997, is by and between IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC., a Maryland corporation (THE "COMPANY"), and IMPERIAL COMMERCIAL CAPITAL CORPORATION, a California corporation (THE "SERVICER").

                               R E C I T A L S :

          A. The Company's Long-Term Investment Operation's purchases Commercial Mortgages.

          B. The Company and the Servicer desire that the Servicer service certain of the Commercial Mortgages owned by the Company

          C. The Company and the Servicer desire to execute this Agreement to define the rights, duties and obligations of the Servicer to the Company.

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Servicer agree as follows:

                                   ARTICLE I

          Section 1.01  Definitions.  For purposes of this Agreement the
                        -----------
following capitalized terms shall have the respective meanings set forth below.

          (a)  "AVAILABLE DISTRIBUTION AMOUNT" has the meaning set forth in
Section 6.01(b) hereof.

          (b) "BUSINESS DAY" means any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the state of California is authorized or obligated by law or executive order to remain closed.

          (c) "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 46 U.S.C. Section 9601 et. seq., as amended.

          (d) "COLLECTION PERIOD" means with respect to any Remittance Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Remittance Date occurs and ending on the last day of the preceding calendar month in which such Remittance Date occurs.

          (e) "COMMERCIAL MORTGAGES" means commercial mortgage assets including condo-conversion, multi-family property and cooperative apartment mortgage loans on commercial real property such as industrial and warehouse properties, office buildings, retail space and shopping malls, hotels and motels, nursing homes, hospitals, congregate care facilities and senior living centers.

          (f) "CONDEMNATION PROCEEDS" means with respect to any Commercial Mortgage, cash amounts (other than Insurance Proceeds and REO Revenues) received in connection with the taking of all or part of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

          (g)  "DESIGNATED SUCCESSOR" has the meaning set forth in Section 9.03.

          (h) "DETERMINATION DATE" means with respect to each Remittance Date, the close of business on the immediately preceding Business Day.

          (i) "ELIGIBLE ACCOUNT" means (i) an account or accounts maintained with a depository institution the short-term debt obligations of which are rated A-1 or better by S&P, or (ii) an account or accounts maintained with a depository institution approved as such by the Federal National Mortgage Association the deposits in which are insured by the Federal Deposit Insurance Corporation, or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity.

          (j) "ESCROW ACCOUNT" means the separate trust account or accounts created and maintained pursuant to Section 5.04 which shall be entitled "Servicer as servicer, in trust for The Company under Servicing Agreement, dated as of February 5, 1997 between Imperial Credit Commercial Holdings, Inc. and Imperial Commercial Capital Corporation."

          (k)  "ESCROW FUNDS" has the meaning set forth in Section 5.04(a).

          (l) "ESCROW PAYMENTS" means the amounts required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage or any other Mortgage document.

          (m) "INSURANCE POLICY" means with respect to any Commercial Mortgage, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Commercial Mortgage or the related Mortgaged Property.

          (n) "INSURANCE PROCEEDS" means proceeds paid under any Insurance Policy, to the extent such proceeds are not (i) applied to, or deposited into the Escrow Account for future application in respect of, the restoration of the related Mortgaged Property, or (ii) released to the related Mortgagor, in each case in accordance with the Servicing Standards.

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          (o)  "LIQUIDATION EVENT" means with respect to any Commercial
Mortgage, any of the following events: (a) such Commercial Mortgage is paid in full, (b) a final recovery determination is made with respect to such Commercial Mortgage. With respect to any REO Property, the occurrence of an REO disposition.

          (p) "LIQUIDATION PROCEEDS" means cash amounts (other than Insurance Proceeds) received or paid by Servicer in connection with (a) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Commercial Mortgage, through trustee's sale, foreclosure sale, REO disposition or otherwise or (b) the sale of a defaulted Commercial Mortgage.

          (q) "MONTHLY SERVICING REPORT" has the meaning set forth in Section 5.11(c).

          (r) "MORTGAGE" means with respect to each Commercial Mortgage, the mortgage(s), deed(s) of trust or other instrument(s) securing a Mortgage Note and creating a lien on the related Mortgaged Property.

          (s) "MORTGAGE FILE" means copies of all documents executed in connection with and related to a Commercial Mortgage.

          (t) "MORTGAGE INTEREST RATE" means with respect to each Commercial Mortgage, the annual rate at which interest accrues thereon during the term thereof in accordance with the provisions of the related Mortgage Note.

          (u) "MORTGAGE NOTE" means the original executed note(s) or other evidence of the Commercial Mortgage indebtedness of a Mortgagor.

          (v) "MORTGAGED PROPERTY" means with respect to each Commercial Mortgage, all property described in the related Mortgage, including the real property, all improvements, fixtures, equipment and articles of personal property located on such real property and all rents, issues, profits and income derived from the operation of the real property, securing the related Mortgage Note.

          (w) "MORTGAGEE" means the mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

          (x)  "MORTGAGOR" means the obligor or obligors on a Mortgage Note.

          (y) "NONRECOVERABLE SERVICING ADVANCE" means any Servicing Advance previously made or proposed to be made in respect of a Commercial Mortgage which, in the reasonable, prudent business judgment of the Servicer and in accordance with the Servicing Standards will not ultimately be recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds, REO Revenues or any other recovery on or in respect of such Commercial Mortgage.

          (z) "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President and by the Treasurer, the General Counsel or the Secretary of the Servicer, and delivered as required by this Agreement.

          (aa) "PERSON" means an individual, corporation, partnership, joint venture, limited liability company or partnership, association, joint-stock company, trust, unincorporated organization or government or any agency or policy subdivision thereof.

          (bb) "PREPAYMENT PREMIUM" means any premium, consideration or fee paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

          (cc) "PRINCIPAL PREPAYMENT" means any payment of principal made by the Mortgagor on a Commercial Mortgage which is received in advance of its scheduled due date.

          (dd) "REMITTANCE DATE" means the 12th day of each month (or if such day is not a Business Day, the next succeeding Business Day).

          (ee) "REO PROPERTY" means a Mortgaged Property acquired by Servicer in the name of the Company's designee through foreclosure, acceptance of a deed in lieu of foreclosure or otherwise.

          (ff) "REO REVENUES" means all income, rents and profits derived from the ownership, operation or leasing of any REO Property.

          (gg) "RESERVE PAYMENTS" means as to any Commercial Mortgage, any payments made by the related mortgagor to mortgagee or Servicer pursuant to an agreement between mortgagee and the related mortgagor for the purpose of providing reserves for the costs associated with repairs to and replacement of capital items, environmental costs and lease rollover on the related mortgaged property.

          (hh) "SERVICING ADVANCES" means all customary, reasonable and necessary "out-of-pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by Servicer in the performance of its respective servicing obligations, including, but not limited to, the cost of (a) preservation, restoration and repair of a Mortgaged Property, (b) obtaining Insurance Proceeds, Condemnation Proceeds, or any Liquidation Proceeds, (c) any enforcement or judicial proceedings with respect to any Commercial Mortgage, including any foreclosure actions and (d) the management and liquidation of any REO Property; provided, however, that the term shall be exclusive of any costs incurred pursuant to Section 5.07(b) and (c); provided,
                                                                     --------
further, that Servicer shall advise the Company promptly if Servicer wishes to cease making Servicing Advances because it has determined in its reasonable business judgment and in accordance with the Servicing Standards that such Servicing Standards are not likely to be recoverable from a sale or disposition of the Mortgaged Property or REO Property.

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

          (ii) "SERVICING FEE" has the meaning set forth in Section 3.01.

          (jj) "SERVICING STANDARDS" has the meaning set forth in Section 5.01.

          (kk) "SERVICING TRANSFER" has the meaning set forth in Section 9.03.

          (ll) "SUBSERVICER" has the meaning set forth in Section 5.02(a).

          (mm) "SUBSERVICING AGREEMENT" has the meaning set forth in Section 5.02(a).

                                  ARTICLE II

          Section 2.01. Possession and Safekeeping of Servicing Files.
                        ---------------------------------------------

          (a) The mortgage documents relating to each Commercial Mortgage shall be retained by Servicer and shall be appropriately identified in Servicer's computer system to clearly reflect the ownership of such Commercial Mortgage by the Company. Servicer shall exercise due diligence and care in the safekeeping of all of the Commercial Mortgage documents in accordance with the Servicing Standards. Servicer shall not release from its custody any Commercial Mortgage documents and any other related documents and servicing files except upon written or approval of the Company or except that where such release is required as incidental to the Servicer's servicing of the Commercial Mortgages. Upon termination of this Agreement or of Servicer as servicer hereunder or if a Commercial Mortgage ceases to be subject to this Agreement, Servicer shall promptly deliver all Commercial Mortgage documents, servicing files and any other related documents to the Company or the Company's designee.

          (b) The contents of each Commercial Mortgage file delivered to the Servicer are and shall be held by the Servicer for the benefit of the Company as the owner thereof for the sole purpose of servicing the related Mortgage Loan, and such retention by the Servicer is in a custodial capacity only. The ownership of each Mortgage Note, the Mortgage and the other contents of the related Commericial Mortgage file is vested in the Company and the ownership of all records and documents with respect to the related Commercial Mortgage prepared by or which come into the possession of the Servicer shall immediately vest in the Company and shall be retained and maintained by the Servicer at the will of the Company in such custodial capacity only. In addition, the Servicer shall destroy or redeliver to the Company all documents comprising each Commercial Mortgage file, whether in microfilm form or otherwise, as directed by the Company.

          (c) Books and Records. Record title in the name of the Servicer to each Mortgage and the related Mortgage Note shall be retained by the Servicer for the sole purpose of facilitating the servicing of the Commercial Mortgages. All rights arising out of the Commercial Mortgages

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including, but not limited to, all funds received on or in connection with a
Commercial Mortgage shall be received and held by the Servicer for the benefit of the Company as the owner of the Commercial Mortgages.

                                  ARTICLE III

          Section 3.01.  Compensation.
                         ------------

          (a) Servicer's compensation for servicing the Commercial Mortgage shall be 0.0125% per annum, payable monthly, of the declining outstanding principal loan balance of each Commercial Mortgage as of the payment date of each Commercial Mortgage in accordance with the amortization schedule of each Commercial Mortgage serviced hereunder (THE "SERVICING FEE"). Servicer shall be entitled to the monthly Servicing Fee from collection of each mortgage interest payment from the Mortgagor as long as the Commercial Mortgage remains subject to this Agreement and all sums due and payable thereunder are collected by Servicer and remitted in accordance with the terms of this Agreement, subject, however, to clause (b) below. In the event there is a Subservicer, any subservicer fee shall be paid by Servicer in accordance with Section 5.02. Servicer acknowledges and agrees that the Company shall have no obligation to pay such subservicing fee.

          (b) In the event Servicer manages or employs management and protects Mortgaged Property pursuant to Section 5.08(a)(ii), Servicer, as full compensation for such management, shall retain from rent payments collected a fee equal to five percent (5%) of the amount of such rent payments. Notwithstanding clause (a) above, during any period when a Mortgaged Property or REO Property is being managed by Servicer, it shall not be entitled to the monthly Servicing Fee.

          Section 3.02.   Servicer's Financial Statements.
                          -------------------------------

          Servicer shall deliver or cause to be delivered to the Company, or soon as available, and in any event within 120 days after the close of each fiscal year of Servicer, a detailed certified copy of the report of its independent auditors report complete with detailed balance statements (audited), profit and loss statements, and supporting schedules.

                                  ARTICLE IV

          Section 4.01.   Representations, Warranties and Covenants of Servicer.
                          -----------------------------------------------------

          (a) Servicer represents, warrants and covenants to the Company as of the date hereof or as of such date specifically provided herein, as follows:

          (i) Servicer is a corporation duly organized, validly existing and in good standing under the laws of the state of California, and Servicer is and will remain in compliance with the laws of each state in which each Mortgaged Property is located to the extent necessary to enforce the related Commercial Mortgages and otherwise to perform its obligations under this Agreement.

          (ii) Servicer has the full power and authority to execute and deliver this Agreement and consummate all applicable transactions contemplated by this Agreement. Servicer has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (iii) The execution and delivery of this Agreement by Servicer and its performance of and compliance with the terms of this Agreement will not violate Servicer's articles of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under or result in a breach of, any material agreement or other instrument to which Servicer is a party or which may be applicable to Servicer or its assets.

          (iv) Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court, or any order or regulation of any federal, state or municipal governmental agency having jurisdiction over Servicer or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of Servicer or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

          (v) Servicer is qualified to transact business in each jurisdiction in which a Mortgaged Property is located where such qualification is required under applicable law.

          (vi) No litigation is pending, or to the best of Servicer's knowledge, threatened against Servicer that could prohibit it from entering into this Agreement or could materially and adversely affect either the ability of Servicer to perform its obligations under this Agreement or its financial condition.

          (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Servicer of, or compliance by Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; provided, however, that in the
                                              --------  -------
     event of a breach of this clause (vii), the Servicer shall, within twenty
     (20) days after the earlier of the discovery of such breach or receipt of notice thereof, obtain such consent or approval or employ a Subservicer who has obtained such consent or approval.

     (b) The Company represents, warrants and covenants to the Servicer as of the date hereof or as of such date specifically provided herein, as follows:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland.

          (ii) The Company has the full power and authority to execute and deliver this Agreement and consummate all applicable transactions contemplated by this Agreement. The Company has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by Servicer, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (iii) The execution and delivery of this Agreement by the Company and its performance of and compliance with the terms of this Agreement will not violate the Company's charter or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under or result in a breach of, any material agreement or other instrument to which the Company is a party or which may be applicable to the Company or its assets.

          (iv) The Company is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court, or any order or regulation of any federal, state or municipal governmental agency having jurisdiction over the Company or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Company or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

          (v) No litigation is pending, or to the best of the Company's knowledge, threatened against the Company that could prohibit it from entering into this Agreement or could materially and adversely affect either the ability of the Company to perform its obligations under this Agreement or its financial condition.

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of,

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     or compliance by the Company with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; provided, however, that in the event of a breach of this clause (vii), the
     --------  -------
     Company shall, within twenty (20) days after the earlier of the discovery of such breach or receipt of notice thereof, obtain such consent or approval.

          Section 4.02.  Remedies for Breach of Representations and Warranties.
                         -----------------------------------------------------

          (i) Upon discovery by either Servicer or the Company of a breach of any of the foregoing representations and warranties in Section 4.01 that materially and adversely affects the value of the Commercial Mortgages or the interest of the Company in the Commercial Mortgages (each, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

          (ii) Within 30 days of the earlier of either discovery by or notice to Servicer of any such Breach of a representation or warranty, Servicer shall use its best efforts promptly to cure such Breach in all material respects and, if such breach cannot be cured within the applicable cure period, Servicer shall promptly give written notice to the Company.

          (iii) In addition to such cure obligation, Servicer shall indemnify the Company and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related judgments, and any other costs and expenses resulting from a breach by Servicer of the representations and warranties contained in this Article IV.

                                   ARTICLE V

          Section 5.01.  Servicer to Act as Servicer; Administration of the
                         --------------------------------------------------
Commercial Mortgages.
--------------------

          (a) Servicer shall act as loan servicer for the Company for the Commercial Mortgages purchased by the Company or others acceptable to the Company and Servicer when requested by the Company. Servicer shall diligently service and administer the Commercial Mortgages in accordance with the terms hereof, the applicable laws, the terms and provisions of the mortgage loan documents, and the customary and usual standards of practice of prudent institutional mortgage loan servicers utilized with respect to Commercial Mortgages comparable to the Commercial Mortgages (THE "SERVICING STANDARDS").

          Subject to the above-described Servicing Standards, the further provisions of this Agreement, and the terms of the respective Commercial Mortgages, Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable in connection with the servicing and administration of the Commercial Mortgages. Without limiting the generality of the foregoing, Servicer, in its own name, is hereby authorized and empowered by the Company, to execute and deliver, on behalf of the Company, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral created by any Mortgage or other security document in the related Mortgage File and, subject to clause (b) below, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Commercial Mortgages and the Mortgaged Properties. The Company shall furnish to Servicer any powers of attorney and other documents necessary or appropriate to enable Servicer to carry out its respective servicing and administrative duties hereunder.

          (b) Without limiting the generality of clause (a) above, unless it has obtained the prior written direction and consent of the Company, Servicer shall not (i) increase, decrease or otherwise alter or modify the Mortgage Interest Rate, the monthly payment, any prepayment premium or the term of any Commercial Mortgage, (ii) agree to the forgiveness of any debt related to a Commercial Mortgage or release or discharges of any Mortgage or lien, (iii) release, or agree to the substitution or exchange of any collateral for, any portion of any Mortgaged Property or related collateral, (iv) release from liability any Person liable for the repayment of any Commercial Mortgage, (v) consent (to the extent that the Mortgagee is entitled under the Mortgage or other agreement to withhold such consent) to the transfer (direct or indirect) or encumbrance of any Mortgaged Property, (vi) with respect to any commercial lease, consent (to the extent that the Mortgagee is entitled under the Mortgage or other agreement to withhold such consent) to the execution, assignment, termination or modification of such lease, (vii) grant non-disturbance to any tenant under any lease, (viii) apply insurance proceeds or proceeds of a partial condemnation received with respect to a Commercial Mortgage to the restoration or repair of the related Mortgaged Property unless required to do so pursuant to the related Mortgage or applicable law, (ix) waive any prepayment premium or otherwise waive, amend or modify any term or provision of any Commercial Mortgage, (x) accelerate the maturity of any Commercial Mortgage,
(xi) take possession of or acquire title to any Mortgaged Property, (xii) sell any Commercial Mortgage or (xiii) enter into any workout agreement or arrangement with the Mortgagor or other party.

          With respect to any action that Servicer proposes or has been requested to take that would require the consent of the Company, Servicer shall, by written notice to the Company, described such proposal or request and recommend a course of action to the Company that is consistent with the Servicing Standards. Unless the Company shall notify Servicer, within 30 days following Servicer's giving of notice hereunder, that the Company objects to such recommended course of action, consent shall be deemed given and Servicer may take the action recommended to the Company at the expiration of such 30-day period. If the Company shall give Servicer written objection to Servicer's recommended course of action, Servicer shall take such action as is directed by the Company.

          (c) The Servicer shall make Servicing Advances with respect to the Commercial Mortgages and, if any, REO Properties, in accordance with the terms of this Agreement, prudent business judgment and the Servicing Standards.

          Section 5.02.  Delegation of Servicing Duties.
                         ------------------------------

          (a) The Servicer, in the ordinary course of its business, may at any time, delegate any of its servicing duties hereunder with respect to servicing the Commercial Mortgages to a subservicer, (who may be in geographic territories outside of southern California) ("SUBSERVICER"); provided that (x) such
                                                 --------
Subservicer and Servicer enter into a subservicing agreement ("SUBSERVICING AGREEMENT") in form and substance acceptable to the Company, (y) such Subservicer agrees to conduct such servicing duties in accordance with this Agreement, and (z) prior to such delegation Servicer shall have obtained the Company's prior written consent thereof.

          (b) Each Subservicer shall (i) satisfy the requirements of Section 5.07(d) with respect to fidelity bonds and errors and omissions policies and
(ii) be qualified to service Commercial Mortgages in accordance with this Agreement and the Servicing Standards. The Servicer shall be obligated to pay all fees and expenses of any Subservicer out of its Servicing Fee and amounts paid to the Service by the Company in payment or reimbursement of expenses as provided hereunder and each Subservicer shall waive any right to seek compensation from the Company in the related Subservicing Agreement.

          (c) Notwithstanding any Subservicing Agreement, the Servicer shall remain obligated and liable to the Company for the servicing and administering of the Commercial Mortgages in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such Subservicing Agreement or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Commercial Mortgages. No delegation of such servicing duties shall relieve the Servicer of its liability and responsibility with respect to any such servicing duties or shall constitute a resignation by the Servicer.

          (d) Any Subservicing Agreement may contain a provision entitling the Servicer to terminate such Subservicing Agreement, without any termination fee, and the rights and obligations of any Subservicer pursuant thereto. In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall automatically be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the Commercial Mortgages or shall enter into a Subservicing Agreement with a successor Subservicer that qualifies under this Agreement and Servicing Standards and is approved by the Company. Any Subservicing Agreement shall also include the provision that such agreement may be (at the Company's option and for whatever reason) immediately terminated by the Company without payment of any fee or penalty in the event that the current Servicer shall, for any reason, no longer be the Servicer hereunder.

          (e) Any Subservicing Agreement that may be entered into involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Service alone, and the

Company (x) shall not be deemed a party thereto, (y) shall not be deemed to have assumed any obligation to such Servicer and (z) shall not have any obligations, duties or liabilities with respect to such Subservicer; provided that the
                                                        --------
Company shall be deemed to be a third-party beneficiary of such Subservicing Agreement.

          Section 5.03.  Collection of Commercial Mortgage Payments.
                         ------------------------------------------

          (a) The Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Commercial Mortgages it is obligated to service hereunder and shall follow such collection procedures as are consistent with this Agreement, including without limitation, the Servicing Standards. All amounts collected and received on any Commercial Mortgage in the form of payments from Mortgagors, Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including without limitation, for unpaid principal and accrued interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions, in accordance with the Servicing Standards.

          (b) Servicer shall maintain and keep a complete and accurate account and record, in form reasonably satisfactory to the Company, of all sums collected under clause (a) above and shall promptly submit such records to the Company upon written request by the Company.

          Section 5.04.  Escrow Account:  Collection of Taxes, Assessments and
                         -----------------------------------------------------
Similar Items.
-------------

          (a) Servicer shall establish and maintain one or more accounts (THE "ESCROW ACCOUNTS") into which Escrow Account all proceeds paid under any Insurance Policy, all Escrow Payments and any Reserve Payments shall be deposited (COLLECTIVELY, THE "ESCROW FUNDS"), Escrow Accounts shall be Eligible Accounts. The Company shall be entitled to, and the Servicer shall remit to the Company on each Remittance Date, any interest or income paid on funds deposited in the Escrow Account by the depository institution other than interest on Escrowed Funds required by law to be paid to the Mortgagor and, to the extent required by law, Servicer shall pay interest on Escrowed Funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

          (b) Withdrawals of amounts so collected from an Escrow Account may be made only to: (i) effect payment of taxes, assessments and comparable items from related Escrow Payments; (ii) refund to Mortgagors any sums as may be determined to be overages or release or apply any Reserve Payment pursuant to the agreements pertaining thereto; (iii) apply any amounts on deposit in the Escrow Account that were recovered under any insurance policy to costs and expenses incurred in connection with the restoration of the related Mortgaged Property, or to release any such amounts to the related Mortgagor, in each case subject to applicable law and to the terms and conditions of the related Mortgage Note and Mortgage; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Escrow Account; (vi) withdraw any amount not required to be deposited therein; (viii) remit to the Company interest or income paid on the Escrow

Funds in accordance with paragraph (c) below; or (ix) clear and terminate the Escrow Account upon the transfer of the servicing of the related Commercial Mortgage to a successor servicer as directed by the Company or at the termination of this Agreement. Notwithstanding the immediately preceding sentence, amounts on deposit in the Escrow Account representing amounts recovered under any Insurance Policy, Escrow Payments, or Reserve Payments received and maintained in respect of a Commercial Mortgage may be withdrawn or used pursuant to any of the preceding clauses (i), (ii) or (iii) only to make payments described therein in respect of such Commercial Mortgage and shall not be withdrawn or used to make such payments in respect of any other Commercial Mortgage. As part of its servicing duties, Servicer shall pay or cause to be paid to the Mortgagors interest on funds in Escrow Accounts, but only if and to the extent required by law or the terms of the related Commercial Mortgage.

          (c) Servicer shall remit to the Company on each Remittance Date any interest or income paid on the Escrow Funds by the depository institution other than interest on such Escrow Funds required by law to be paid to the Mortgagor.

          (d) The Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums payable in respect thereof. The Servicer, shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose Escrow Payments as allowed under the terms of the related Commercial Mortgage. Servicer shall deliver to the Company satisfactory evidence of such payments.

          (e) In accordance with the Servicing Standards, the Servicer shall advance, with respect to each Mortgaged Property, all such funds as are necessary for the purpose of effecting the payment of (i) real property taxes, assessments and other similar items that are or may become a lien thereon and
(ii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis; provided, however, that the Servicer shall not be obligated to
              --------  -------
make any such advance, which would, if made, constitute a Nonrecoverable Servicing Advance. All such advances shall be reimbursable in the first instance from related collections from the Mortgagors, from the Escrow Account and further as provided in Section 5.06. In the case of unreimbursed Servicing Advances that are outstanding for more than 30 days, Servicer shall be entitled to invoice the Company from time to time for its Servicing Advances describing same in reasonable detail, and the Company shall pay the amount thereof to Servicer within 30 days of receipt of such invoice.

          Section 5.05.  Collection Account.
                         ------------------

          (a) Servicer shall establish and maintain one or more accounts (EACH, A "COLLECTION ACCOUNT") held in trust for the benefit of the Company. Each Collection Account shall be an Eligible Account. The Servicer shall be entitled to any benefit derived from the interest earned on principal and interest payments held between the date of receipt and the Remittance Date and from interest earned on tax and insurance impound funds to the extent not payable to the Mortgagor. Servicer shall deposit or cause to be deposited in the related Collection Account, when received (in the case of payments by Mortgagors or other collections on the Commercial Mortgages) or as otherwise required hereunder or by the Company, the following payments and collections

          (i) all payments on account of principal, including Principal Prepayments, on the Commercial Mortgages;

          (ii) all payments on account of interest (net of the Servicing Fee) on the Commercial Mortgages and all payments on account of Prepayment Premiums;

          (iii) all Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and REO Revenues received in respect of any Commercial Mortgage;

          (iv)  all penalty charges received in respect of any Commercial
     Mortgage;

          (v) any other amounts collected from Mortgagors or under the Commercial Mortgages except for the amounts collected and deposited into the Escrow Account pursuant to Section 5.04; and

          (vi)  any amounts required to be deposited pursuant to
     Section 5.07(b).

          Section 5.06  Permitted Withdrawals From the Collection Account.
                        -------------------------------------------------

          (a)  Servicer shall remit any Principal Prepayments in accordance with
Section 6.01(a).

          (b) Subject to clause (a) above and Subsection 3.01(b), Servicer shall, on each Remittance Date and as directed by the Company, make withdrawals from the related Collection Account for any of the following purposes in the following order of priority:

          (i) to refund to any Mortgagor any funds determined to be in excess of the amounts required under the terms of the related Commercial Mortgage, and to withdraw any other amounts deposited in error;

          (ii) to reimburse itself for unpaid Servicing Fees, Servicer's right to reimburse itself pursuant to this clause (ii) with respect to any Commercial Mortgage being limited to related Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and REO Revenues;

          (iii) to reimburse Servicer for any Servicing Advances made by Servicer, the Servicer's right to reimbursement under this clause with respect to any Commercial Mortgage being limited to related Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and REO Revenues.

          (iv)  to pay Servicer for costs and expenses incurred pursuant to
     Section 5.07(b) or (c), the Servicer's right to reimbursement under this clause with respect to any Commercial Mortgage being limited to related Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and REO Revenues;

          (v) to reimburse Servicer for Nonrecoverable Servicing Advances, provided that Servicer submits to The Company at least two (2) Business Days prior to the Remittance Date on Officer's Certificate of Servicer certifying the amount of such Nonrecoverable Servicing Advances and the reasons why such Advances are deemed nonrecoverable;

          (vi) to pay Servicer 50% of any late charges collected on a Commercial Mortgage;

          (vii) to pay the Company the Available Distribution Amount pursuant to
     Section 6.01(b); and

          (viii) if applicable, to transfer the amounts related to a Commercial Mortgage to a successor servicer or to clear and terminate the Collection Account at the termination of this Agreement.

If Servicer shall deposit in the related Collection Account any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.

          (c) Servicer shall keep and maintain separate accounting records, on a Commercial Mortgage by Commercial Mortgage basis, for the purpose of justifying any withdrawal from the related Collector Account. If Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.

          Section 5.07.  Maintenance of Insurance Policies; Errors and Omissions
                         -------------------------------------------------------
                         and Fidelity Coverage.
                         ---------------------

          (a) Servicer shall cause to be maintained, in accordance with the Servicing Standards and as may be customary in the area where the Mortgaged Property is located, on each Mortgage Property all insurance coverage for such Mortgage Property's full insurable value on a replacement cost basis, against loss or damage, or as may be required under the related Mortgage; provided that
                                                                  --------
if any Mortgage permits the holders thereof to dictate to the Mortgagor the insurance coverage to be maintained on such Mortgaged Property, Servicer shall impose such requirements as it shall determine in accordance with the Servicing Standard; provided, further, that Servicer shall require the related Mortgagor
          --------
to obtain required coverage from qualified insurers. All such insurance policies shall contain a "standard" mortgagee clause naming the Company as mortgagee or loss payable clause naming the Company as loss payee, and shall be named by an insurer satisfactory to the Company and authorized under applicable law to issue such insurance. Any amounts collected by Servicer under any such policies (other than amounts to be applied on the restoration or repair of the related Mortgaged Property or amounts to be released or the related Mortgagor), shall be deposited in the Collection Account.

          (b) In lieu of maintaining the individual insurance policies referred to in Section 5.07(a), Servicer may, in its sole discretion, obtain and maintain, at its own expense without reimbursement thereof, a blanket policy, mortgage impairment policy or equivalent form of coverage (A "BLANKET POLICY") insuring against hazard losses on each individual Commercial Mortgage, providing protection at least equivalent to the individual policies required under Section 5.07(a). Such policy may contain a deductible clause (not in excess of a customary amount), in which case Servicer shall, if there shall have been one or more losses that are not covered by the individual policies required under
Section 5.07(a), deposit into the Collection Account from its own funds the amounts not otherwise payable under the Blanket Policy because of such deductible clause. In connection with its activities as Servicer, Servicer agrees to prepare and present on behalf of the Company, claims under any such Blanket Policy in a timely fashion in accordance with the terms of such policy.

          (c) Servicer agrees to notify the Company immediately upon learning of any loss or damage by fire or other cause to any Mortgaged Property secured by a Mortgage and to cooperate and assist the Company in the adjustment and settlement of all claims in respect thereto. Whenever the Company shall agree to the restoration of any such damaged Mortgaged Property, Servicer agrees to verify that such Mortgaged Property has been restored to the Company's satisfaction.

          (d) (i) Servicer shall at all times during the term of this Agreement maintain and keep in force a fidelity bond in the amounts and having the other terms described below with broad coverage from an incorporated surety company satisfactory to the Company. The fidelity bond may be in the form of either individual bonds or a blanket bond. The amount of fidelity bond coverage shall be not less than $1,000,000.00 per occurrence. The coverage of the fidelity bond must explicitly insure the Servicer, its successors and assigns, against any losses resulting from dishonest, fraudulent or criminal acts on the part of its officers, employees or other persons acting on behalf of the Servicer. The Servicer must maintain in effect the fidelity bond at all times and the fidelity bond may not be cancelled, permitted to lapse or otherwise terminated without thirty Business Day's prior written notice by registered mail to the Company. Further, the fidelity bond must provide that, or the insurer must state in writing to the Company that, the fidelity bond shall not be cancelable without the giving of notice as provided for in the prior sentence.

               (ii) In addition, Servicer at all times during the term of this Agreement keep in force a policy or policies of insurance covering loss occasioned by the errors and omissions of Servicer's officers, employees and agents in connection with its obligation to service the Commercial Mortgages hereunder, which policy or policies shall be obtained from an insurer satisfactory to the

Company and be in an amount of not less than $5,000,000. Servicer must maintain in effect the related errors and omissions policy at all times and such errors and omissions policy may not be cancelled, permitted to lapse or otherwise terminated without thirty Business Days' prior written notice by registered mail to the Company. Further, each such errors and omissions policy must provide that, or the insurer must state in writing to the owner that, such errors and omissions policy shall nor be cancelable without the giving of notice as provided for in the prior sentence.

          5.08. Realization Upon Defaulted Commercial Mortgages.
                -----------------------------------------------

          (a) (i) If any payment due under any Commercial Mortgage and not deferred with the consent of the Company is not paid when the same becomes due and payable, or if the Mortgagor fails to perform any other material covenant or obligation under any Commercial Mortgage, and in either case such delinquency or failure continues beyond any applicable grace period, Servicer shall immediately notify the Company in writing of such event. Servicer shall, when so directed by the Company and subject to clauses (b) and (c) of this Section 5.08. institute foreclosure proceedings for the benefit of the Company, proceed to acquire for the Company title to the Mortgaged Property by deed in lieu of foreclosure, or exercise such other remedies, including, but not limited to, obtaining the appointment of a receiver to collect revenues, as the Company may direct in writing. If the Company, for its own account, institutes foreclosure proceedings or exercises any other remedies with respect to a defaulted Commercial Mortgage, Servicer shall cooperate with and assist the Company with respect to such proceedings or other exercise. In conducting any foreclosure on behalf of the Company, Servicer shall follow such practices and procedures as it shall deem necessary or advisable, in accordance with the Servicing Standard and with written direction received from the Company. To the extent permitted by applicable law and consistent with the Servicing Standard set Servicer shall make reasonable efforts to preserve and protect the Mortgaged Property that constitutes security for any defaulted Commercial Mortgage.

               (ii) Whenever such proceedings have been instituted, Servicer shall, if requested in writing by the Company, manage or employ management and protect the Mortgaged Property or REO Property and perform such other duties and servicing as are customary in the proper management of Mortgaged Property or REO Property in the locality involved. These duties shall include, but are not necessarily limited to, the collection of rentals in respect of such premises, or, if vacant, the renting thereof and maintaining all appropriate insurance thereon.

          (b) If directed by the Company in anticipation of the foreclosure of a Commercial Mortgage or the acquisition of title to or possession of a Mortgaged Property, Servicer shall obtain an environmental site assessment report prepared by a Person who is qualified to make such environmental site assessments and is approved by the Company and, notwithstanding the foregoing paragraph, Servicer shall not, on behalf of the Company, initiate foreclosure proceedings, obtain title to a Mortgaged Property in lieu of foreclosure or otherwise, have a receiver of rents appointed with respect to any Mortgaged Property, or take any other action with respect to any Mortgaged Property, if, as a result of any action, the Company would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable environmental law, unless Servicer has determined, based on such environmental site assessment report, that:

          (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations; and

          (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any chemicals, pollutants, petroleum-based materials or other toxic or hazardous substances, materials or wastes for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation.

The environmental site assessment shall be a "Phase I assessment". If any such "Phase I assessment" so warrants, and the Company directs Servicer to do so, Servicer shall cause to be performed such additional environmental testing as directed by the Company. The cost of any "Phase I assessment" and any such additional environmental testing shall be paid by the Company.

          (c) If the environmental testing contemplated by subsection (b) above reveals an unsatisfactory environmental and the Company determines to proceed against such Mortgaged Property and, if title thereto is acquired, to take such remedial, corrective or other action with respect to the unsatisfied condition or conditions, then Servicer shall, at the direction of the Company, proceed against such Mortgaged Property and arrange for the undertaking of such remedial corrective or other actions as the Company shall direct and at the cost and expense of the Company.

          (d) Servicer shall report to the Internal Revenue Service and the related Mortgagor, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandonment or foreclosed. Servicer shall promptly deliver a copy of any such report to the Company.

          Section 5.09.  Inspections:  Collection of Budgets, Rent Rolls and
                         ---------------------------------------------------
                         Financial Statements.
                         --------------------

          (a) Servicer shall inspect, or cause to be inspected, each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standards; provided that (i) each Mortgaged Property shall be inspected at least
           --------
once each calendar year. Servicer shall perform a physical inspection of a Mortgaged Property as soon as practicable after a related Commercial Mortgage becomes a defaulted Commercial Mortgage. In the course of each such inspection, Servicer shall use its best efforts to determine the existence of any material vacancy in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged Property, of any material change in the condition or value of the Mortgaged Property, of any waste committed on the Mortgaged Property, of any material failure on the part of the related Mortgagor to keep the Mortgaged Property in good condition and repair, of any permanent or substantial injury to the Mortgaged Property through unreasonable use, abuse or neglect or of any other matter which would materially and adversely affect or result in diminution of the security provided by the related Mortgage. Servicer shall make a written report of each such inspection and shall deliver a copy thereof to the Company within ninety (90) days of its preparation.

          (b) With respect to each Commercial Mortgage, as directed by the Company, Servicer, shall promptly use commercially reasonable efforts to collect from the related Mortgagor the periodic operating statements, budgets and rent rolls and any other documents that the Company may reasonably request from time to time of the related Mortgaged Property and the financial statements of the related Mortgagor. Servicer shall promptly forward such documents to the Company upon its receipt thereof.

          Section 5.10.  Title to REO Property; Management of REO Property.
                         -------------------------------------------------

          (a) If title to an REO Property is acquired through foreclosure or deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Company's designee.

          (b) Servicer shall manage, maintain and dispose of any REO Property in accordance with the written instructions of the Company and the Servicing Standards. Servicer shall keep and maintain separate records with respect to any matters relating to REO Properties in form and substance satisfactory to the Company.

          Section 5.11.  Access to Documentation; Special Reports.
                         ----------------------------------------

          (a) The Servicer shall provide to the Company or its duly authorized representative access to any books, records or other documentation that pertains to the Commercial Mortgages, this Agreement or the ability of Servicer to perform its obligations hereunder that is in its possession or under its control. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of Servicer.

          (b) Servicer shall promptly notify the Company of (i) the failure of any Mortgagor to make any Monthly Payment or Escrow Payment beyond any applicable grace period, (ii) any unpaid ground rents, real estate taxes, water charges, special assessments or other charges which may become a lien on the Mortgaged Property, and (iii) any event of which Servicer has knowledge that would (with or without the passage of time or the giving of notice) permit the maturity of a Commercial Mortgage to be accelerated, including, without limitation, (A) the vacating or any change in the occupancy of any Mortgaged Property that would result in income from the Mortgaged Property being insufficient to make debt service payments on the Commercial Mortgage, (B) the sale or transfer of any Mortgaged Property, (C) the insolvency or bankruptcy of any Mortgagor, (D) any actual or threatened loss of or damage to any Mortgaged Property (in which event, Servicer shall also notify the appropriate insurer or insurers) and (E) any lack of repair or other deterioration or waste committed or suffered with respect to any Mortgaged Property. Servicer shall promptly provide a written report with respect to such matters to the Company. In addition, Servicer shall promptly furnish to the Company (1) copies of all material correspondence between Servicer and any

Mortgagor and (2) such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be reasonably requested by the Company.

          (c)  Monthly Servicing Report.  Notwithstanding anything to the
               ------------------------
contrary in Section 5.03(b), at least two (2) Business Days prior to each Remittance Date, the Servicer shall provide to the Company a Monthly Servicing Report with respect to the immediately preceding Collection Period setting forth the information specified in Exhibit A hereto and such other information as the Company may from time to time request.

          Section 5.12.  Further Assurances.
                         ------------------

          Servicer agrees to do such further acts and things and to provide to the Company any information or documents reasonably required or requested by the Company to carry into effect the servicing of the Commercial Mortgages.

          Section 5.13.  Confidentiality.
                         ---------------

          Except as otherwise provided herein, Servicer agrees to keep confidential all records of any Mortgagor and agrees not to disclose such records to any of its respective Affiliates or any Person other than the Company or the Company's designee.

          Section 5.14.   Contribution of Commercial Mortgages or Undivided
                          -------------------------------------------------
Interests Therein.
-----------------

          (a)  Collateralized Mortgage Obligations.  The Servicer acknowledges
               -----------------------------------
that the Commercial Mortgages may be used to secure the issuance of collateralized mortgage obligations or other mortgage collateralized bonds which may require the retained servicing of such Commercial Mortgages to be performed in a manner and on terms other than as set forth in this Agreement. In such event, the Servicer agrees to enter into new servicing arrangements with the Company and/or a trustee acting on behalf of the holders of the collateralized mortgage obligations or mortgage colla teralized bonds so long as the compensation to the Servicer is at least equivalent to the Servicing Fee payable to it hereunder with respect to such Commercial Mortgages. Upon the execution of any such new servicing agreement, this Agreement shall terminate as to the Commercial Mortgages subject thereto.

          (b)  Sales to a Trustee.  The Servicer acknowledges that the Company
               ------------------
may sell undivided interests in Commercial Mortgages for the issuance of pass-through mortgage certificates which may require the servicing of such Commercial Mortgages to be performed in a manner and on terms other than as set forth in this Agreement. In such event, the Servicer agrees to enter into servicing arrangements with the Company or a trustee acting on behalf of the holders of the pass-through certificates so long as the compensation to the Servicer is at least equivalent to the Servicing Fee payable to it hereunder with respect to such Commercial Mortgages. Upon the execution of any such new servicing agreement, this Agreement shall terminate as to the Commercial Mortgages subject thereto.

          (c)  Partial Assignments. The Company and the Servicer acknowledge and
               -------------------
agree that the Company may make partial assignments of this Agreement at any time and from time to time in connection with the pooling of mortgage loans being serviced hereunder and the assignment of undivided interests therein to a third party, or in connection with the enforcement of this Agreement. In the event that, pursuant to the terms and conditions of any applicable pooling and administration agreement, a portion of this Agreement so assigned is terminated, such termination shall not cause a termination of the remaining portion(s) of this Agreement not assigned or assigned and subject to a different pooling and administration agreement.

                                  ARTICLE VI

          Section 6.01.  Remittances.
                         -----------

          (a) Within two (2) Business Days of receipt, Servicer shall remit to the Company all Principal Prepayments (together with related interest and any Prepayment Premium) received by it, by wire transfer of immediately available funds to the account designated by the Company.

          (b) On each Remittance Date, Servicer shall remit the amounts in the Collection Account net of the amounts to be paid pursuant to clause (a) of
Section 5.06 and clause (b)(i) through and including (vi) of Section 5.06 ("AVAILABLE DISTRIBUTION AMOUNT") to the Company, by wire transfer of immediately available funds to the account designated by the Company.

                                  ARTICLE VII

          Section 7.01.  Indemnification by Servicer.
                         ---------------------------

          Servicer shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Company may sustain in any way related to the failure of Servicer or any Subservicer to perform its obligations under this Agreement or Subservicing Agreement, as the case may be.

          Section 7.02.  Merger or Consolidation of Servicer.
                         -----------------------------------

          Servicer each shall keep in full effect its existence, rights and franchise as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Commercial Mortgages, and to perform its duties under this Agreement.

Any Person into which Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Servicer shall be a party, or any Person succeeding to the business of Servicer, shall be the successor of Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person is
                 --------  -------
acceptable to the Company.

          Section 7.03.  Servicer Resignation.
                         --------------------

          It is understood and agreed that either the Company or Servicer, on not less than thirty (30) days written notice without being required to state a cause, or immediately in the event the other party has breached this Agreement, may terminate this Agreement in its entirety, or may terminate all of Servicer's responsibilities as servicer with respect to any Commercial Mortgage. Upon such termination or discontinuance, the rights and duties of Servicer and its right to compensation shall immediately terminate. Servicer shall forthwith deliver to the Company or to any party the Company designates in writing; (i) all documents relating to the Mortgage(s), including but not limited to ledger cards, tax bill and accrual records; and (ii) a statement showing the monthly payments collected and statement of all monies held in trust for the payment of maintenance and other charges in respect of the Mortgage(s) and shall immediately pay over to the Company all monies so held. Servicer shall, on forms approved by the Company, release or assign to whomsoever the Company may designate all Servicer's rights and interest in any management contracts, rental assignments, agreements relating to the Mortgage(s). Servicer further agrees to forthwith resign any trusteeship under any deed of trust or to procure for the Company, the resignation of any individual who may be named as trustee under any such deed of trust.

          Section 7.04.  Transfers of Servicing.
                         ----------------------

          Except as provided in Section 5.02, Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, without the prior written approval of the Company.

                                  ARTICLE VII

          Section 8.01.  Events of Default.
                         -----------------

          "Event of Default," whenever used herein, means any once of the following events:

          (a) any failure by Servicer to remit to the Company or its designee any payment required to be made under the terms of this Agreement that is unremedied as of the close of business on the Business Day immediately succeeding the date on which written notice of such failure, requiring the same to be remedied, shall be given to Servicer;

          (b) any failure on the part of Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of Servicer set forth in this

     Agreement that continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by the Company;

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of sixty (60) days;

          (d) Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Servicer or of or relating to all or substantially all of its property;

          (e) Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (f) Servicer shall be in default under, or an event has occurred that, with notice or lapse of time or both, would constitute a default by Servicer under, any of its contacts with third parties, which default or occurrence could materially and adversely affect its ability to perform its obligations and duties under this Agreement.

In each and every such case, so long as an Event of Default shall not have been remedied, the Company, by notice in writing to Servicer may terminate all the rights and obligations of Servicer to act as servicer under this Agreement.
Such right shall be in addition to whatever rights the Company may have at law or equity to damages, including injunctive relief and specific performance. On or after the receipt by Servicer, of such written notice, all authority and power of Servicer to service the Commercial Mortgages under this Agreement shall on the date set forth in such notice pass to and be vested in a successor appointed by the Company.

                                  ARTICLE IX

          Section 9.01.  Termination.
                         -----------

          This Agreement shall terminate upon the written mutual consent of Servicer and the Company at any time.

          Section 9.02.  Termination Without Cause.
                         -------------------------

          (a) The Company may, without cause, upon thirty (30) days prior written notice, terminate all of the rights and obligations of Servicer to act as servicer under this Agreement with respect to any or all of the Commercial Mortgages being serviced by it hereunder. On the 31st day following the date of such notice or any later date set forth therein, all authority and power of Servicer to service the Commercial Mortgages described in such notice shall pass to and be vested in a successor appointed by the Company.

          Section 9.03.  Successor to Servicer.
                         ---------------------

          If the Company terminates the rights of Servicer to service any or all of the Commercial Mortgages pursuant to Section 8.01, Section 9.01 or Section 9.02: (a) Servicer shall deliver the related servicing file and servicing records to the Company or, at the Company's option, to a third party designated by the Company (THE "DESIGNATED SUCCESSOR"), within two Business Days following the Company's request; (b) Servicer shall transfer to the Company or the Designated Successor all amounts held in the Collection Account, the Escrow Account any other amounts related to the Commercial Mortgages on the date of the transfer of servicing (THE "SERVICING TRANSFER"); (c) Servicer shall provide to the Company or the Designated Successor the following information as of the date of the Servicing Transfer: (i) a ledger accounting, dated as of the date of the Servicing Transfer, which itemizes for the period during which Servicer serviced such Commercial Mortgage hereunder the dates and amounts of all payments made, received, or applied by Servicer with regard to such Commercial Mortgage, itemizing principal and interest payments, tax payments, special assessments, hazard insurance, and other payments and (ii) a current trail balance; (d) Servicer shall notify the related Mortgagor of the Servicing Transfer and the new address to which payments on such Commercial Mortgage should be sent after the date of the Servicing Transfer; (e) Servicer shall promptly forward to the Company or the Designated Successor all Mortgagor correspondence, insurance notices, tax bills or any other correspondence or documentation related to such Commercial Mortgage which is received by Servicer after the date of the Servicing Transfer; and (f) Servicer, shall take any and all further actions and execute and deliver such further documents and agreements as may be necessary or advisable to effectuate the Servicing Transfer, as reasonably determined by the Company.

     9.04 The Servicer's Excused Performance.  Notwithstanding any provision in
          ----------------------------------
this Agreement to the contrary, there shall be no termination of, and no liability under, this Agreement with respect to the Servicer for its failure to duly observe or perform in any material respect any covenant, condition or practice of the Servicing Standards or this Agreement and required thereby or hereby to be observed or performed by the Servicer hereunder if such failure on the part of the Servicer is directly caused by the failure of the Company to duly observe or perform in any material respect any covenant, condition or practice of the Servicing Standards or this Agreement and required thereby or hereby to be observed or performed by the Company hereunder.

                                   ARTICLE X

          Section 10.01. Notices.
                         -------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

               IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.
               20371 IRVINE AVENUE
               SANTA ANA HEIGHTS, CA 90707
               Attention:  Richard J. Johnson
               Telephone:  (714) 556-0122
               Telecopy:   (714) 438-2150

               IMPERIAL COMMERCIAL CAPITAL CORPORATION
               1 PARK PLAZA, SUITE 430
               IRVINE, CALIFORNIA  92614
               Attention:  William D. Endresen
               Telephone:  (714) 477-9100
               Telecopy:   (714) 477-9400

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          Section 10.02. Severability Clause.
                         -------------------

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          Section 10.03. Counterparts.
                         ------------

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          Section 10.04. Governing Law.
                         -------------

          The Agreement shall be governed by, and construed in accordance with, the laws of the state of California and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the state of California without regard to conflicts of law principles.

          Section 10.05. Successors and Assigns.
                         ----------------------

          This Agreement shall bind and inure to the benefit of and be enforceable by Servicer and the Company and the respective successors and assigns of Servicer and the Company. Servicer may not assign this Agreement without the prior written consent of the Company.

          Section 10.06. Waivers.
                         -------

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          Section 10.07. No Partnership or Agency.
                         ------------------------

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, nor shall Servicer be deemed an agent of the Company.

          Section 10.08  Headings.
                         --------

          The relationships of the Company to Servicer under this Agreement are intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent. Servicer or any of its employees, officers, or directors shall not own or acquire any interest in any property that secures a Commercial Mortgage held by the Company without the prior written consent of the Company.

          Section 10.09. Further Agreements.
                         ------------------

          Servicer and the Company each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          Section 10.10. WAIVER OF JURY TRIAL.
                         --------------------

          THE PARTIES, INCLUDING ANY ASSIGNEES, HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY OF DISPUTES, CLAIMS OR CONTROVERSIES BETWEEN THEMSELVES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS, INSTRUMENTS OR TRANSACTIONS RELATING TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

          IN WITNESS WHEREOF; the Company and Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.


                                       IMPERIAL COMMERCIAL CAPITAL CORPORATION



                                       By:     /s/ William D. Endresen
                                            ------------------------------------
                                            Name:  William D. Endresen
                                            Title: President





                                       IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.



                                       By:     /s/ Richard J. Johnson
                                            ------------------------------------
                                            Name:  Richard J. Johnson
                                            Title: Chief Financial Officer

                                                                       EXHIBIT A
                                                                       ---------



                           MONTHLY SERVICING REPORT
                           ------------------------

          With respect to the Commercial Mortgages serviced by Servicer pursuant to the Interim Mortgage Servicing Agreement:

               1) The aggregate of payments received on the Commercial Mortgages during the preceding Collection Period allocable to principal.

               2) The aggregate of payments received on the Commercial Mortgages during the preceding Collection Period allocable to interest.

               3) The aggregate of payments received on the Commercial Mortgages during the preceding Collection Period allocable to Escrow Funds.

               4) The aggregate outstanding principal balance of such Commercial Mortgages as the close of business on the last day of the preceding Collection Period.

               5) The number of Commercial Mortgages, and the outstanding principal balance of such Commercial Mortgages, that were
                    (i) 1 to 30 days past due, (ii) 31 to 60 days past due,
                    (iii) 61 to 90 days past due, and (iv) 91 or more days past due as of the end of the preceding Collection Period.

               6) Gross charge-offs, recoveries and net losses for the preceding Collection Period.

               7) The number and aggregate principal balance of all Commercial Mortgages in respect of which the related Mortgaged Property has been repossessed or foreclosed upon during the preceding Collection Period.

               8) The number and aggregate principal balance of all Commercial Mortgages that were liquidated (otherwise than pursuant to voluntary prepayment) during such Collection Period).

               9)   First payment defaults for the preceding Collection Period.

               10)  Obligor bankruptcy filings for the preceding Collection
                    Period.

               11) Repossession and liquidation expenses for the preceding Collection Period.

               12) Servicing Advances and unreimbursed Servicing Advances for the preceding Collection Period.

               13)  Servicing Fees collected for the preceding Collection
                    Period.

               14) Interest or income paid on funds in the Escrow Account and the Collection Account.

               15)  The aggregate of payments received allocable to REO
                    Revenues.